Exhibit 10.18(e)

26 March 2004

LETTER AGREEMENT NO. 4 TO GTA 6-13616

Frontier Airlines, Inc.

Frontier Center One

7001 Tower Road

Denver, CO 80249-7312

Gentlemen:

CFM International, Inc. (“CFM”) and Frontier Airlines, Inc. (“Airline”‘) have entered into General Terms Agreement No. 6-13616 dated June 30, 2000 (the “Agreement”). The Agreement contains applicable terms and conditions governing the sale by CFM and the purchase by Airline from CFM of CFM56 series Engines, Modules and Optional Equipment in support of Airline’s acquisition of new aircraft.

WHEREAS, CFM and Airline have previously entered into Letter Agreements No’s. 1, 2 and 3 to document CFM and Airline’s agreements with regard to CFM56-5B5/P and CFM56-5B8/P installed and spare Engines, and

WHEREAS, Airline now desires to purchase thrust upgrades for the CFM56-5B5/P Engine to the CFM56-5B6/P thrust (including rating plugs and, if required, engine identification plates) (“Thrust Upgrades”) for the installed Engines (“Installed Engines”) on a total of ***** A319 aircraft (“Aircraft”) and ***** spare Engines (“Spare Engines”) (Installed Engines and Spare Engines collectively called the “Engines”).

NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants and conditions contained herein, and other good and valuable consideration, receipt of which is acknowledged and agreed, CFM and Airline agree as follows:

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

I.	Thrust Upgrade Price and Conditions

CFM offers Airline ***** Thrust Upgrades for the Engines. The full price of each Thrust Upgrade shall be *****) (“Base Price”). This Base Price shall be subject to escalation from January 2004 to the month and year the purchase order for the Thrust Upgrade is placed directly to CFM. in accordance with Attachment A (“Escalated Price”). Airline shall pay the Escalated Price for each Thrust Upgrade as set forth in this Letter Agreement.

The Thrust Upgrades for the Installed Engines are to be applied to the following Aircraft:

•	***** Thrust Upgrades are for ***** A319 Aircraft already being operated by Airline. CFM shall invoice Airline upon execution of this Letter Agreement No. 4 for an amount equal to ***** of the Escalated Price for each of these 16 Thrust Upgrades and payment of such invoice(s) shall be due ***** after the invoice date.

•	***** Thrust Upgrades are for ***** A319 Aircraft on order to be delivered in ***** pursuant to Letter Agreement No. 3 to the Agreement. Delivery of such Thrust Upgrades shall be concurrent with the delivery of each Firm A319 Aircraft powered by the CFM56- 5B5/P Engine with Thrust Upgrades installed. As early as possible prior to the delivery of these Thrust Upgrades, CFM shall invoice Airline for an amount equal to ***** of the Escalated Price for the Thrust Upgrades then being delivered and payment of such invoice(s) shall be due at the time of delivery.

In addition, Airline will purchase ***** Thrust Upgrades for use on the Spare Engines. The price of these ***** Thrust Upgrades shall be ***** of the Escalated Price. Amounts paid by the Airline for Thrust Upgrades used on Spare Engines will be subject to adjustment per the Takeoff Utilization Levels schedule set forth below. CFM shall invoice Airline upon execution of this Letter Agreement No. 4 an amount equal to ***** of the Escalated Price for the Thrust Upgrade for Airline’s existing ***** and payment of such invoice shall be due ***** after the invoice date. Delivery and payment of the Thrust Upgrade for the spare CFM56- 5B5/P Engine to be purchased and delivered pursuant to Letter Agreement No. 1 of the Agreement shall be concurrent with the delivery of such Spare Engine. As soon as possible prior to the delivery of such Spare Engine, CFM shall invoice Airline for an amount equal to ***** of the Escalated Price for the Thrust Upgrades then being delivered and payment of such invoice(s) shall be due at the time of delivery.

The initial portion of the Escalated Price paid by Airline for the Thrust Upgrades being delivered pursuant to this Letter Agreement is referred to herein as the “Initial Payment.” and any balance remaining thereafter, or after Airline has made additional payments with respect to a Thrust Upgrade pursuant to the Takeoff Utilization schedule described below, will be referred to herein as the “Remaining Balance.” Airline will have the option, in its sole discretion, to purchase any or all Thrust Upgrades delivered to Airline pursuant to this Letter Agreement at any time by payment to CFM the Remaining

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Balance of the Escalated Price for such Thrust Upgrade. CFM will transfer good, marketable title to Airline, free of all liens or encumbrances, for each Thrust Upgrade at the time Airline pays the Remaining Balance for such Thrust Upgrade or title to a Thrust Upgrade is transferred to Airline in accordance with the automatic transfer of title provisions set forth below.

Airline shall be responsible for obtaining any required approvals/changes from Airbus and the FAA.

If title to a Thrust Upgrade has not transferred to Airline, and if Airline seeks to relinquish possession or control of such Engine on which a Thrust Upgrade is installed (it being expressly understood that a sale/leaseback transaction involving an Engine will not be considered a relinquishment of possession or control by Airline) within the ***** period following delivery of the Thrust Upgrade for such Engine, then Airline shall either (i) transfer the Thrust Upgrade to a CFM56-5B5/P engine still under Airline’s possession or control, or (ii) relinquish the use of the Thrust Upgrade and return the rating plugs for such Aircraft to CFM prior to relinquishing possession or control of the Engine. If, however, Airline retains possession or control of any Engine for a ***** period following delivery of the Thrust Upgrade to be applied to such Engine, then, at the end of such ***** period, CFM will transfer ownership of the Thrust Upgrade for such Engine to Airline at no additional charge. In the event that Airline retains possession and control of all Installed Engines for a ***** period following the delivery of the Thrust Upgrade for such Installed Engines, then CFM will transfer ownership of the Thrust Upgrades applied to the ***** Spare Engines to Airline *****.

*****
*****
*****

Thrust Upgrades are the property of CFM and are provided to Airline for Airline’s exclusive operation and use. CFM represents and warrants that Airline will have the right of quiet enjoyment of the Thrust Upgrades until such time that the Thrust Upgrade is returned to CFM or title to the Thrust Upgrade is transferred to Airline in accordance with this Letter Agreement.

Except for the payment terms set forth herein which shall apply to the purchase of the Thrust Upgrades, and which shall supercede the Payment Terms set forth in Exhibit D Paragraph A of the Agreement, all other conditions set forth in the Agreement and Attachment A and Attachment B to Exhibit B of the Agreement shall be incorporated herein as if set out in full.

Except as modified herein, the obligations set forth in this Letter Agreement No. 4 are in addition to the obligations set forth in the Agreement.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

This Letter Agreement is valid, unless withdrawn by CFM prior to acceptance by Airline, *****.

Please indicate your agreement with the foregoing by signing the original and one (1) copy of this Letter Agreement No. 4 in the space provided below. This Letter Agreement may be executed in counterparts each of which, when taken together, will be deemed to be a single, enforceable agreement between the parties.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Very truly yours,

FRONTIER AIRLINES, INC.		CFM INTERNATIONAL, INC.

By:	/s/ Paul H. Tate	By:	/s/ William R. Van Austen

Typed Name:	Paul H. Tate	Typed Name:	William R. Van Austen

Title:	Senior Vice President & CFO	Title:	G M Commercial Engine Transaction

Date:	March 26, 2004	Date:	26, March 2004

ATTACHMENT A

ESCALATION FORMULA (4 INDICES)

FOR CFM56 SPARE ENGINES AND THRUST UPGRADES

*****

I.	The base price for Products purchased hereunder shall be adjusted pursuant to the provisions of this Exhibit.

II.	For purposes of this adjustment:

A.	Base price shall be the price(s) set forth on the purchase order as accepted by CFMI.

B.	The Composite Price Index (CPI) shall be deemed to mean the weighted average of the following four indices prepared by the US Department of Labor, Bureau of Labor Statistics, as published at the time of the scheduled Product billing for the sixth month prior to the scheduled Product billing.

1.	The Labor Index shall mean ***** to the second decimal place of the following ***** calculation:

*****

2.	*****

3.	*****

4.	*****

C.	Each CPI shall be determined to the second decimal place. Calculation shall be to the third decimal digit and if the third decimal digit is five or more, the second decimal digit shall be raised to the next higher figure. If the third decimal digit is less than five, the second decimal figure shall remain as calculated.

D.	The Base Composite Price Index (*****) shall be the index stated in the published prices announced by CFM from time to time.

III.	Base prices shall be adjusted in accordance with the following formula:

*****

*****

*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

6

*****	*****

*****	*****

*****	*****

IV.	The invoice price shall be the final price and will not be subject to further adjustments in the indices. In no event shall the invoice price be lower than the base price.

V.	The ratio ***** shall be calculated to the fourth decimal digit. If the fourth decimal digit is five or more, the third decimal digit shall be raised to the next higher figure, and if the fourth decimal digit is less than five, the third decimal figure shall remain as calculated. The resulting three digit decimal shall be used to calculate *****.

VI.	*****

VII.	Should the above provisions become null and void by action of the US Government, the billing for the Products shall reflect changes in the costs of labor, material, commodities, and fuel which have occurred from the period represented by the applicable ***** to the ***** to scheduled billing date.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

7